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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 21, 2008



                       U.S. HELICOPTER CORPORATION (Exact
                   Name of Registrant as Specified in Charter)



     Delaware                              001-32580           27-0096927
-------------------------------------    -------------       ------------------
(State or Other Jurisdiction of          (Commission           (IRS Employer
 Incorporation or Organization)          File Number)        Identification No.)

6 East River Piers, Suite 216, Downtown Manhattan Heliport, New York, NY   10004
------------------------------------------------------------------------   -----
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (212) 248-2002
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 21, 2008, U.S. Helicopter Corporation ("we", "us" or the "Company") closed on a $300,000 bridge loan financing pursuant to a Convertible Note Purchase Agreement dated February 20, 2008 with one investor (the "Investor"), pursuant to which we issued a total of $300,000 in principal amount of convertible notes (the "Notes").

         The Notes accrue interest at the rate of 10% per annum. The Notes, together with accrued and unpaid interest, are convertible at the option of the holder into shares of our common stock at a conversion price equal to $0.25 per share and are repayable on or before the earlier of the date of the next financing completed by us other than a bridge loan financing, or the one year anniversary of the closing date of the Notes.

         The proceeds of these financings were used for general working capital purposes.
         Issuance of the securities sold in these transactions was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The securities were sold to two accredited investors in private transactions without the use of any form of general solicitation or advertising. The underlying securities are "restricted securities" subject to applicable limitations on resale.

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 above.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 28, 2008

                                            U.S. HELICOPTER CORPORATION
                                            (Registrant)



                                            By:    /s/ George J. Mehm, Jr.
                                                   -----------------------------
                                                   George J. Mehm, Jr.
                                                   Chief Financial Officer and
                                                   Sr. Vice President